Exhibit 4

POWER OF ATTORNEY

I, Larry Lewis Felton, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 17th day of May, 2009.

/s/ Larry L. Felton

Name (please print):	Larry Lewis Felton

POWER OF ATTORNEY

I, Ruth R. Felton, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 21st day of May, 2009.

/s/ Ruth R. Felton

Name (please print):	Ruth R. Felton

POWER OF ATTORNEY

I, Keith B. Hawkins, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 19th day of May, 2009.

/s/ Keith B. Hawkins

Name (please print):	Keith B. Hawkins

POWER OF ATTORNEY

I, Peter C. Jackson, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 18th day of May, 2009.

/s/ Peter C. Jackson

Name (please print):	Peter C. Jackson

POWER OF ATTORNEY

I, Peter C. Jackson, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 21st day of May, 2009.

JACKSON FAMILY INVESTMENTS, LLC

By:	/s/ Peter C. Jackson
Name:	Peter C. Jackson
Title:	Managing Member

POWER OF ATTORNEY

I, Peter C. Jackson, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 21st day of May, 2009.

JACKSON INVESTMENTS, LLC

By:	/s/ Peter C. Jackson
Name:	Peter C. Jackson
Title:	Managing Member

POWER OF ATTORNEY

I, Jonie N. Mansfield , do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 18th day of May, 2009.

/s/ Jonie N. Mansfield

Name (please print):	Jonie N. Mansfield

POWER OF ATTORNEY

I, Connie C. Moore, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 21st day of May, 2009.

/s/ Connie C. Moore

Name (please print):	Connie C. Moore

POWER OF ATTORNEY

I, Robert M. Moore, Jr., do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 15th day of May, 2009.

/s/ Robert M. Moore, Jr.

Name (please print):	Robert M. Moore, Jr.

POWER OF ATTORNEY

I, James R.A. Stanley, Jr., do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 18th day of May, 2009.

/s/ James R.A. Stanley, Jr.

Name (please print):	James R.A. Stanley, Jr.

POWER OF ATTORNEY

I, Sherry L. Stanley, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 21st day of May, 2009.

/s/ Sherry L. Stanley

Name (please print):	Sherry L. Stanley

POWER OF ATTORNEY

I, Darrell G. Swanigan, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 18th day of May, 2009.

/s/ Darrell G. Swanigan
Name (please print):	Darrell G. Swanigan

POWER OF ATTORNEY

I, Sonja C. Swanigan, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 21st day of May, 2009.

/s/ Sonja C. Swanigan
Name (please print):	Sonja C. Swanigan

POWER OF ATTORNEY

I, Jennifer M. Traugott, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 21st day of May, 2009.

/s/ Jennifer M. Traugott
Name (please print):	Jennifer M. Traugott

POWER OF ATTORNEY

I, Elizabeth N. Turner, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 21st day of May, 2009.

/s/ Elizabeth N. Turner
Name (please print):	Elizabeth N. Turner

POWER OF ATTORNEY

I, James Edwin Turner, Jr., do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 18th day of May, 2009.

/s/ James Edwin Turner, Jr.
Name (please print):	James Edwin Turner, Jr.

POWER OF ATTORNEY

I, Clinton L. Varner, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 19th day of May, 2009.

/s/ Clinton L. Varner
Name (please print):	Clinton L. Varner

POWER OF ATTORNEY

I, June R. Varner, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 21st day of May, 2009.

/s/ June R. Varner
Name (please print):	June R. Varner

POWER OF ATTORNEY

I, Jack W. Webb, Jr., do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 17th day of May, 2009.

/s/ Jack W. Webb, Jr.
Name (please print):	Jack W. Webb, Jr.

POWER OF ATTORNEY

I, Clay K. White, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 18th day of May, 2009.

/s/ Clay K. White
Name (please print):	Clay K. White

POWER OF ATTORNEY

I, Susan B. White, do hereby constitute and appoint Darrell G. Swanigan and Jacob A. Lutz III my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized, for me and in my name and on my behalf as a director and/or executive officer of First Bankshares, Inc., to prepare, execute in my name and on my behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) any and all forms, instruments or documents, including a Schedule 13D and including any amendments thereto, as such attorneys or attorney deems necessary or advisable to enable me to comply with Section 13 of the Securities Exchange Act of 1934 (“Section 13”) or any rule or regulation of the SEC in respect thereof.

I do hereby ratify and confirm all acts my said attorney shall do or cause to be done by virtue hereof. I acknowledge that the foregoing attorneys-in-fact, serving in such capacity at my request, are not assuming, nor is First Bankshares, Inc. assuming, any of my responsibilities to comply with Section 13.

This power of attorney shall remain in full force and effect until it is revoked by the undersigned in a signed writing delivered to each such attorney-in-fact or the undersigned is no longer required to comply with Section 13, whichever occurs first.

WITNESS the execution hereof this 21st day of May, 2009.

/s/ Susan B. White
Name (please print):	Susan B. White